Pivotal
Dana Grams - President, Pivotal Energy Development

- Our storage facilities provide customers with firm, interruptible, wheeling, and park and loan services.

AGL Resources™

AGL RESOURCES 2011 ★ *Investor Conference* ★

Pivotal Energy Overview
• Customers include utilities, gas marketers and E&P companies
• Favorable storage locations with significant pipeline interconnectivity
• Current operating facilities:
 o Jefferson Island Storage & Hub
 (JISH) near Henry Hub in South
 Louisiana
 o Golden Triangle Storage (GTS) in
 East Texas
 o Pivotal Propane of Virginia (PPOV)
• Option to develop:
 o Triple Diamond Storage (TDS)
Golden Triangle
Storage
Jefferson Island
Storage & Hub
Pivotal
Propane of
Virginia
Triple Diamond
Storage
Pivotal is focused on high deliverability salt dome storage and related business development opportunities.

250 Ft

AGL Resources™
AGL RESOURCES 2011 ★ Investor Conference ★

2010 Accomplishments
• Jefferson Island Storage & Hub
 o Settled lawsuit over mineral rights
 o Re-filed permit application for expansion
 o Completed mechanical integrity tests
 o Initiated limited trading activity
• Golden Triangle Storage
 o Stopped leaching Cavern 1 at 6 Bcf in
 June 2010
 o Interim commercial service September
 2010
 o Completed dewatering December 2010
 o Started leaching Cavern 2
GTS Cavern 1 - Three
Dimensional Sonar Picture
1,250 Ft
Empire State
Building

Erath

AGL Resources

AGL RESOURCES 2011 ★ Investor Conference ★

Jefferson Island Storage & Hub
JISH Facility
 • Purchased by AGL in 2004 for $90 MM
 • Two current caverns with combined 7 Bcf
 working gas capacity in operation since 1995
 • Significantly upgraded the facility’s
 compression, header and meter capacities
 • 15 miles dual 16” header with 9 interconnects
 • Injection / Withdrawal - 360 / 720 Mdth
 • Contract Status:
 o 82% contracted for 2011; weighted average
 term of 2.2 years
 o Optimizing remaining capacity in 2011
JISH Expansion
 • Filed key applications for Department of
 Natural Resources (DNR) permit and Corps of
 Engineers permit
 • Process slowed due to gulf spill and
 subsequent drain on resources of Louisiana
 regulators
 • Project will commence based on commercial
 conditions and will consist of:
 o Completing the raw water and disposal well
 facilities
 o Solution mining Caverns 3 & 4, adding 12
 Bcf of working gas capacity
Delcambre
Erath
Jefferson Island
Storage and Hub
Columbia Gulf Transmission
Gulf South Pipeline
Natural Gas Pipeline Co. of America
Sabine Pipeline
Sea Robin Pipeline
Tennessee Gas Pipeline
Texas Gas Transmission
”
2
-
16
”
Pipelines
-
5.2 miles
Cavern #1
Cavern #2
4-12” Pipelines - 0.8 miles
Trunkline
Gas Pipeline
Columbia Gulf Transmission
Gulf South Pipeline
Natural Gas Pipeline Co. of America
Sabine Pipeline
Sea Robin Pipeline
Tennessee Gas Pipeline
Texas Gas Transmission
Crosstex LIG
9.4 miles
2
-
16
”
Pipelines
-
5.2 miles
Lake Peigneur
Jefferson Island Station
Facilities
Cavern #1
Cavern #2
Trunkline
2-16” Pipelines -

Jefferson County

AGL Resources™

AGL RESOURCES 2011 ★ Investor Conference ★

Golden Triangle Storage
GTS Facility
• FERC permitted December 2007
• Commenced construction May 2008
• Cavern 1 in-service with 6 Bcf working gas capacity
• Cavern 2 expected to be 7.2 Bcf by 12/31/2011
• Commercial service of Cavern 2 can begin 2Q12
• 9 miles of dual 24” pipeline with 6 interconnects
• Injection / Withdrawal - 300 / 600 Mdth
Contract Status
• 2 Bcf firm capacity contracted for 5yr
 term
• Optimizing and marketing remaining
 capacity for 2011
Capital Expenditures
• Total project cost ~ $325 MM
• Remaining capex of $41 MM (as of
 1/1/2011) to complete, which is largely
 pad gas for Cavern 2
Texas
Eastern
Houston
Pipeline
Florida Gas
Transmission
Kinder
Morgan
TX
Centana
Golden
Pass
Pipeline
Golden Triangle
Storage and Hub
Golden Triangle
Pipeline Header
2-24”
1-24”
2-24”
Orange
County
Neches
River
Beaumont
Cavern #1
Cavern #2

Salt-Dome Storage Valuation	Tres Palacios	Bobcat	Southern Pines
Purchaser	Inergy	Spectra	Plains All-America
Purchase Price ($ in MM's)	$725.0	$540.0	$750.0
Additional Capital (per News Release)	Undisclosed	$450.0	Undisclosed
Working Gas Capacity at Purchase (Bcf)	27.1	15.6	30
Ultimate Working Gas Capacity (Bcf)	47.9	48.7	50
$ per Bcf (Existing Capacity)	$26.8	$34.6	$25.0
$ per Bcf (Expanded Capacity & Additional Capex)	N/A	$20.3	N/A

AGL Resources™
AGL RESOURCES 2011 ★ Investor Conference ★

Market Fundamentals
• Storage fundamentals are cyclical
 o Natural gas market is growing
 o Significant barriers now exist to develop new storage
• Uncertainty favors natural gas
 o Commodity price of natural gas remains low relative to oil
 o Inflation
 o Declining deliverability of shale wells increases need for storage alternatives
 o Initial production from new basins showing promise
 o Renewable energy sources are growing, but economics often require subsidies
 o Carbon / greenhouse gas legislation signifies shift away from coal and oil
• Maintaining long-term view
• Salt-dome storage valuations remain high

$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Average = 5.81
75% of the data is between 8.35 and 3.27
Average = 2.04
75% of the data is between 1.50 and 2.59
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

	MTD Change				YTD Change			
	Apr-11	Apr-10	Chg	% Chg	2011	2010	Chg	% Chg
U.S. Mkt Prod	63.7	59.7	4.0	6.8%	62.2	58.8	3.4	5.8%
Ext Loss	(3.0)	(2.7)	(0.3)	10.4%	(2.9)	(2.6)	(0.3)	10.3%
Dry Production	60.8	57.0	3.8	6.6%	59.3	56.2	3.1	5.6%
Canada Imports	5.8	6.7	(0.8)	-12.6%	6.9	7.3	(0.4)	-5.2%
LNG Sendout	0.7	1.4	(0.7)	-50.0%	1.0	1.6	(0.6)	-37.5%
Supply	**67.3**	**65.1**	**2.2**	**3.4%**	**67.2**	**65.1**	**2.2**	**3.3%**
Mexico Exports	1.1	0.4	0.7	167.5%	1.0	0.6	0.5	79.3%
U.S. Demand	60.0	53.2	6.8	12.9%	79.7	76.8	2.9	3.8%
Power Burn	15.3	15.7	(0.4)	-2.8%	16.2	16.0	0.2	1.0%
Industrial Demand	17.4	17.2	0.2	1.2%	18.6	19.3	(0.7)	-3.5%
Res/Comm/Bal	22.9	15.2	7.7	50.5%	39.2	35.9	3.3	9.2%
Plant/Pipe Loss	4.5	5.1	(0.5)	-10.8%	5.7	5.6	0.1	2.0%
Demand	**61.1**	**53.6**	**7.5**	**14.1%**	**80.7**	**77.4**	**3.3**	**4.3%**
Storage	**6.2**	**11.5**	**(5.3)**	**-46.2%**	**(13.5)**	**(12.3)**	**(1.2)**	**9.6%**

AGL Resources™
AGL RESOURCES 2011 ★ Investor Conference ★

Key Storage Rate Drivers
NYMEX Monthly Volatility 1990-2011
April - 2011
Overall Supply / Demand
April - 2011
Source: BENTEK

Annual Storage Capacity Additions
Installed Storage Capacity
Maximum Stored Capacity
3.9 Tcf
3.8 Tcf
Storage Capacity - Bcf
50% of Announced Annual Capacity Additions - Bcf
4,500
4,250
4,000
3,750
3,500
3,250
3,000
2,750
2,500
300
280
260
240
220
200
180
160
140
120
100
80
60
40
20
-
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

AGL Resources
AGL RESOURCES 2011 ★ Investor Conference ★

Sources: Wood Mackenzie, EIA, FERC, Pivotal
201 Bcf
Storage Additions Lag Behind Use
On average, from 1995-2010 growth in storage capacity has lagged behind the estimated growth in maximum stored capacity by over 35 Bcf/year.

AGL Resources™
AGL RESOURCES 2011 ★ Investor Conference ★

2011 Priorities and Objectives
• 2011 Priorities
 o Jefferson Island Storage & Hub
 – Continue permitting process for Caverns 3 & 4 (expected early 2012)
 – Enhance commercial and marketing efforts
 o Golden Triangle Storage
 – Contract remaining 4 Bcf at Cavern 1
 – Successfully leach Cavern 2 to ~7.2 Bcf working gas capacity
 – Obtain FERC certificate for Caverns 3 & 4
• Pivotal long-term business strategy
 o Permitting measured expansions
 o Increased optionality
 o Long-term portfolio value
• Pivotal advantages
 o Well capitalized
 o Good locations with low cost expansion opportunities
 o Strong customer focus
 o Experienced management team / sustainable organization

Cautionary Statements and Supplemental Information
Forward-Looking Statements
Certain expectations and projections regarding our future performance referenced in this presentation, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-looking.
Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future," "goal," "indicate," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek,"
"should," "target," "would," or similar expressions. Forward-looking statements contained in this presentation include, without limitation, statements regarding future earnings per share, dividend growth and EBIT contribution, our priorities for 2011 and the proposed merger with Nicor Inc. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations.
Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation including changes related to climate change; actions taken by government agencies on rates and other matters; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations; financial market conditions, including recent disruptions in the capital markets and lending environment and the current economic downturn; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; acts of war or terrorism; and other factors which are provided in detail in our filings with the Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.
Supplemental Information
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations and on operating margin. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure that includes operating income, other income and expenses. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations. Operating margin is a non-GAAP measure calculated as operating revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers. In addition, in this presentation, the company has presented its earnings per share excluding expenses incurred with respect to the proposed Nicor merger. As the company does not routinely engage in transactions of the magnitude of the proposed Nicor merger, and consequently does not regularly incur transaction related expenses with correlative size, the company believes presenting EPS excluding Nicor merger expenses provides investors with an additional measure of the company’s core operating performance. EBIT, operating margin and EPS excluding merger expenses should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income, net income attributable to AGL
Resources Inc. or EPS as determined in accordance with GAAP. In addition, the company's EBIT, operating margin and non-GAAP EPS may not be comparable to similarly titled measures of another company. We also present certain non-GAAP financial measures excluding the effects of our proposed merger with Nicor. Because we complete material mergers and acquisitions only occasionally, we believe excluding these effects from certain measures is useful because they allow investors to more easily evaluate and compare the performance of the Company's core businesses from period to period. Reconciliations of non-GAAP financial measures referenced in this presentation are available on the company’s Web site at www.aglresources.com
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